INDEXIQ ETF TRUST

(the “Trust”)

IQ Hedge Multi-Strategy Tracker ETF

(the “Fund”)

Supplement dated October 23, 2017 (“Supplement”)

to the Summary Prospectus dated August 29, 2017

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus.

Effective, November 1, 2017, IndexIQ Advisors LLC has contractually agreed, until August 31, 2019, to waive a portion of the Fund’s management fee equal to 0.22% of the Fund’s average daily net assets.

Effective November 1, 2017, the Annual Fund Operating Expenses table in the Summary Information section is hereby replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(a)	0.01%
Acquired Fund Fees & Expenses(a)	0.22%
Total Annual Fund Operating Expenses(a)	0.98%
Fee Waiver(b)	0.22%
Total Annual Fund Operating Expenses After Fee Waiver	0.76%

(a)	The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the fund and does not include Acquired Fund Fees & Expenses. Acquired Fund Fees & Expenses represent the Fund’s pro rata share of fees and expenses incurred indirectly as a result of investing in other funds, including ETFs and money market funds.
(b)	IndexIQ Advisors LLC (the "Advisor") has contractually agreed, until August 31, 2019, to waive a portion of its management fee equal to 0.22% of average daily net assets.

Effective November 1, 2017, the Expense Example table is hereby replaced with the following:

1 Year	3 Years	5 Years	10 Years
$78	$267	$498	$1,160

Investors Should Retain This Supplement for Future Reference

MEQAI16a-10/17